Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT, dated as of November 4, 2013 (this “Amendment”), to the Credit Agreement, dated as of April 27, 2012, among Carmike Cinemas, Inc., a Delaware corporation (the “Borrower”), Macquarie US Trading LLC., as administrative agent (in such capacity, the “Administrative Agent”) and syndication agent and the several Lenders from time to time party thereto (as amended by the First Amendment dated as of September 28, 2012 among the Borrower, the Administrative Agent, and the Lenders party thereto, and as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement with respect to certain lease obligations as set forth herein; and

WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendments to the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Required Lenders and the Administrative Agent hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

SECTION 2. Amendments to Section 1.1 (Defined Terms).

Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“Hickory Creek Lease Obligations”: collectively, all Financing Obligations and Capital Lease Obligations of the Borrower and its Subsidiaries arising in connection with any amendments entered into in respect of the Lease Agreement dated as of December 7, 2000, originally between Buttered (TX) LP, a Delaware limited partnership, as Landlord, and Rave Reviews Hickory Creek I, L.P., a Delaware limited partnership, as Tenant, that would cause the obligations of the Borrower or any Subsidiary pursuant to such Lease Agreement to become Financing Obligations or Capital Lease Obligations as defined in this Agreement.

“Muvico Lease Obligations”: collectively, all Financing Obligations and Capital Lease Obligations of the Borrower and its Subsidiaries arising upon or after the assignment by Muvico Entertainment, L.L.C. (“Muvico”) to the Borrower or any of its Subsidiaries of Muvico’s rights and interests in respect of its leases of the following theatre properties: (1) Starlight 20 theatre located at 18002 Highwood Preserve Parkway, Tampa, Florida 33647; (2) Broward 18 theatre located at 2315 North Federal Highway, Pompano Beach, Florida 33062; and (3) Palm Harbor 10 theatre located at 37912 U.S. Highway 19N, Palm Harbor, Florida 34684.

“Second Amendment”: Second Amendment to Credit Agreement dated as of November 4, 2013, among the Borrower, the Administrative Agent, and certain Lenders then constituting the Required Lenders.

“Specified Lease Obligations”: collectively, the Rave Lease Obligations, the Muvico Lease Obligations and the Hickory Creek Lease Obligations.

SECTION 3. Amendments to Section 7.2 (Indebtedness). Section 7.2 of the Credit Agreement is hereby amended by amending and restating clause (b) thereof in its entirety as follows:

(b) Indebtedness of any Loan Party pursuant to the Senior Secured Notes and the Specified Lease Obligations, in each case together with any Permitted Refinancing Indebtedness in respect thereof;

SECTION 4. Amendments to Section 7.3 (Liens). Section 7.3 of the Credit Agreement is hereby amended by amending and restating clause (i) thereof in its entirety as follows:

(i) any interest or title of a lessor under (A) any lease entered into by the Borrower or any other Subsidiary in the ordinary course of its business and covering only the assets so leased and (B) any lease evidencing any Specified Lease Obligations;

SECTION 5. Amendments to Section 7.16 (Financing Obligations). Section 7.16 of the Credit Agreement is hereby amended by amending and restating such Section 7.16 in its entirety as follows:

7.16. Financing Obligations. Permit the aggregate amount of Financing Obligations (other than the Specified Lease Obligations) of the Borrower and its Subsidiaries incurred or created after the date hereof to exceed, at any one time, the greater of (a) the aggregate amount of Financing Obligations permitted under the Senior Secured Notes Indenture and (b) $25,000,000.

SECTION 6. Representations and Warranties. In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party party hereto represents and warrants to the Lenders and the Administrative Agent that the following statements are true and correct in all respects:

a. Power and Authority. Each Loan Party has the power and authority, and the legal right, to make, deliver and enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Loan Documents.

b. Authorization of Agreements. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment, the Amended Agreement and the other Loan Documents.

c. Governmental Consents. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery by each Loan Party of this Amendment and the performance by the Borrower of the Amended Agreement and the

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other Loan Documents or with the execution, delivery, performance, validity or enforceability of this Amendment or the Amended Agreement or any of the Loan Documents, except consents, authorizations, filings and notices described in Schedule 1, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect except as otherwise noted on such Schedule 1.

d. Binding Obligation. This Amendment has been duly executed and delivered on behalf of each Loan Party party hereto. This Amendment constitutes a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

e. No Legal Bar. The execution, delivery and performance of this Amendment, the Amended Agreement and the other Loan Documents will not violate any Requirement of Law or any Contractual Obligation of any Group Member and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents). No Requirement of Law or Contractual Obligation applicable to the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

f. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties set forth in Section 4 of the Credit Agreement, and in each of the other Loan Documents, are true and complete in all material respects on the date hereof as if made on and as of the date hereof (except if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date, and except as to changes otherwise expressly permitted by the terms of the Loan Documents), and as if each reference in said Section 4 to “this Agreement” included reference to this Amendment and the Amended Agreement.

g. Absence of Default. No Default or Event of Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION 7. Conditions Precedent. The amendments set forth in Sections 2 through 5 hereof shall become effective (the “Amendment Effective Date”) upon satisfaction of the following conditions:

a. Execution. The Administrative Agent shall have received counterparts of this Amendment executed and delivered by the Administrative Agent, the Borrower, the Loan Parties and the Lenders party to the Credit Agreement constituting the “Required Lenders” thereunder.

b. Fees and Expenses. On or before the Amendment Effective Date the Administrative Agent shall have received all fees and expenses required to be paid on or before the Amendment Effective Date, including, without limitation, the reasonable fees and disbursements of legal counsel.

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c. Necessary Consents. Each Loan Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

d. Other Documents. The Administrative Agent and Lenders shall have received such other documents, information or agreements regarding the Loan Parties as the Administrative Agent or Collateral Trustee may reasonably request.

SECTION 8. Acknowledgement and Consent. Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document).

Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Amended Agreement and the Loan Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date, and except as to changes otherwise expressly permitted by the terms of the Loan Documents.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement

SECTION 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 10. Miscellaneous.

a. Reference to and Effect on the Credit Agreement and the other Loan Documents.

i. Except as provided herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

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ii. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

b. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

c. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by e-mail, facsimile or other form of electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER: CARMIKE CINEMAS, INC.

By:	/s/ Daniel E. Ellis
	Name:	Daniel E. Ellis
	Title:	Senior Vice President, General Counsel and Secretary

GUARANTORS: EASTWYNN THEATRES, INC. GEORGE C. KERASOTES CORPORATION GKC INDIANA THEATRES, INC. GKC MICHIGAN THEATRES, INC. GKC THEATRES, INC.

By:	/s/ Daniel E. Ellis
	Name:	Daniel E. Ellis
	Title:	Senior Vice President, General Counsel and Secretary

MILITARY SERVICES, INC.

By:	/s/ Daniel E. Ellis
	Name:	Daniel E. Ellis
	Title:	President

CARMIKE GIFTCO, INC.

By:	/s/ Greg Wiggins
	Name:	Greg Wiggins
	Title:	President

[Signature Page to Carmike Second Amendment]

GUARANTORS (continued):

CARMIKE REVIEWS HOLDINGS, LLC

CARMIKE MOTION PICTURES BIRMINGHAM, LLC

CARMIKE MOTION PICTURES BIRMINGHAM II, LLC

CARMIKE MOTION PICTURES BIRMINGHAM III, LLC

CARMIKE MOTION PICTURES CHATTANOOGA, LLC

CARMIKE MOTION PICTURES DAPHNE, LLC

CARMIKE MOTION PICTURES PENSACOLA, LLC

CARMIKE MOTION PICTURES PENSACOLA II, LLC

CARMIKE MOTION PICTURES INDIANAPOLIS, LLC

CARMIKE MOTION PICTURES HUNTSVILLE, LLC

CARMIKE MOTION PICTURES FT. WAYNE, LLC

CARMIKE MOTION PICTURES MELBOURNE, LLC

CARMIKE MOTION PICTURES PEORIA, LLC

CARMIKE MOTION PICTURES PORT ST. LUCIE, LLC

CARMIKE MOTION PICTURES ORANGE BEACH, LLC

CARMIKE MOTION PICTURES ALLENTOWN, LLC

CARMIKE HOUSTON LP, LLC

CARMIKE HOUSTON GP, LLC

By:	/s/ Daniel E. Ellis
Name: Daniel E. Ellis
Title: Senior Vice President, General Counsel and Secretary

CARMIKE MOTION PICTURES HOUSTON, LP

By: Carmike Houston GP, LLC, its General Partner

By:	/s/ Daniel E. Ellis
Name: Daniel E. Ellis
Title: Senior Vice President, General Counsel and Secretary

[Signature Page to Carmike Second Amendment]

MACQUARIE US TRADING, LLC, as Administrative Agent

By:	/s/ Robert M. Perdock
	Name:	Robert M. Perdock
	Title:	Managing Director

By:	/s/ Anita Chiu
	Name:	Anita Chiu
	Title:	Associate Director

[Signature Page to Carmike Second Amendment]

MIHI LLC, as a Lender

By:	/s/ Robert M. Perdock
	Name:	Robert M. Perdock
	Title:	Managing Director

By:	/s/ Anita Chiu
	Name:	Anita Chiu
	Title:	Associate Director

[Signature Page to Carmike Second Amendment]

Schedule 1

Any landlord consents and other agreements and documents and other actions as may be required pursuant to Section 6.10 of the Credit Agreement in respect of the leases evidencing the Muvico Lease Obligations.